Exhibit 99.32


[LOGO OMITTED] Countrywide                                                                       Computational Materials For
--------------------------
SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report

Summary of Loans in Statistical Calculation Pool                                                            Range
(As of Calculation Date)                                                                                    -----


Total Number of Loans                                                                1,598
Total Outstanding Balance                                                     $478,556,159
Average Loan Balance                                                              $299,472            $56,000 to $993,750
WA Mortgage Rate                                                                    6.740%             4.950% to 11.000%
Net WAC                                                                             6.227%             4.281% to 10.491%
ARM Characteristics
        WA Gross Margin                                                             6.534%             3.950% to 9.250%
        WA Months to First Roll                                                         27                 18 to 54
        WA First Periodic Cap                                                       1.779%             0.750% to 5.000%
        WA Subsequent Periodic Cap                                                  1.408%             0.750% to 3.000%
        WA Lifetime Cap                                                            13.589%            10.950% to 18.000%
        WA Lifetime Floor                                                           6.746%             3.250% to 11.000%
WA Original Term (months)                                                              360                360 to 360
WA Remaining Term (months)                                                             359                349 to 360
WA LTV                                                                              79.69%             45.42% to 90.00%
  Percentage of Pool with CLTV > 100%                                                0.00%
  WA Effective LTV (Post MI)                                                        79.62%
  Second Liens w/100% CLTV                                                           0.00%
WA FICO                                                                                686
WA DTI%                                                                             40.77%
Secured by (% of pool)                       1st Liens                             100.00%
                                             2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                    82.05%
Prepay Moves Exempted                        Soft                                    0.00%
                                             Hard                                   82.05%
                                             No Prepay                              17.95%
                                             Unknown                                 0.00%




----------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:        Top 5 Prop:          Doc Types:        Purpose Codes         Occ Codes         Grades         Orig PP Term
 -------------        -----------          ----------        -------------         ---------         ------         ------------
CA     59.07%       SFR     69.58%      STATED    56.92%     PUR     90.19%      OO      100.00    A    100.00     0       17.95%
FL     5.50%        PUD     19.51%      FULL      43.08%     RCO     8.81%                                         12       6.42%
NV     4.19%        CND      7.67%                           RNC     1.00%                                         24      49.32%
AZ     3.51%        2 FAM    2.49%                                                                                 30       0.03%
VA     3.46%        CNDP     0.60%                                                                                 36      22.55%
                                                                                                                   60       3.72%


----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24       $229,406,933    745   47.94      $307,929   6.713  358.79   686  79.7
2/28 LIB6M - IO - 60        $43,815,185    140    9.16      $312,966   6.685  357.31   692  79.9
3/27 LIB6M - IO - 36       $162,519,999    548   33.96      $296,569   6.860  358.63   685  79.8
3/27 LIB6M - IO - 60        $15,633,488     65    3.27      $240,515   6.641  357.80   692  79.9
5/25 LIB6M - IO - 60           $408,400      1    0.09      $408,400   5.750  354.00   682  80.0
30Yr Fixed                   $1,643,515      5    0.34      $328,703   6.119  359.25   682  85.0
30Yr Fixed - IO - 60        $25,128,639     94    5.25      $267,326   6.426  358.64   682  77.8
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                    $451,784,005  1,499   94.41      $301,390   6.760  358.55   686  79.8
FIXED 360                   $26,772,154     99    5.59      $270,426   6.407  358.68   682  78.3
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00        $319,693      5    0.07       $63,939   7.286  358.81   662  80.0
$75,000.01 - $100,000.00       $823,229      9    0.17       $91,470   6.943  358.67   676  80.0
$100,000.01 - $150,000.00   $10,285,019     80    2.15      $128,563   7.018  358.57   679  79.7
$150,000.01 - $200,000.00   $49,805,139    280   10.41      $177,875   6.849  358.67   682  79.9
$200,000.01 - $250,000.00   $59,119,117    263   12.35      $224,788   6.752  358.56   687  79.7
$250,000.01 - $300,000.00   $68,286,678    247   14.27      $276,464   6.806  358.69   687  79.9
$300,000.01 - $350,000.00   $62,684,861    193   13.10      $324,792   6.672  358.73   692  79.8
$350,000.01 - $400,000.00   $85,601,583    227   17.89      $377,099   6.733  358.44   683  79.7
$400,000.01 - $450,000.00   $51,441,727    121   10.75      $425,138   6.667  358.14   687  79.8
$450,000.01 - $500,000.00   $39,993,813     85    8.36      $470,515   6.668  358.46   690  79.6
$500,000.01 - $550,000.00   $19,889,146     38    4.16      $523,399   6.817  358.87   685  79.3
$550,000.01 - $600,000.00   $19,466,187     34    4.07      $572,535   6.499  358.61   683  79.8
$600,000.01 - $650,000.00    $5,543,917      9    1.16      $615,991   6.932  358.67   681  80.0
$650,000.01 - $700,000.00    $1,344,000      2    0.28      $672,000   8.402  358.97   682  80.0
$700,000.01 - $750,000.00    $2,174,300      3    0.45      $724,767   6.122  358.99   715  68.1
$750,000.01 - $800,000.00      $784,000      1    0.16      $784,000   6.875  360.00   656  80.0
> $900,000.00                  $993,750      1    0.21      $993,750   5.600  359.00   679  75.0
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                             State
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                      $1,305,764      4    0.27      $326,441   7.105  357.88   677  80.0
Arizona                     $16,819,299     80    3.51      $210,241   6.833  358.25   686  79.9
California                 $282,689,369    815   59.07      $346,858   6.597  358.54   690  79.6
Colorado                    $15,825,553     73    3.31      $216,788   6.579  358.83   673  80.0
Connecticut                  $2,131,100      8    0.45      $266,387   6.758  358.80   678  78.2
Delaware                     $1,002,647      3    0.21      $334,216   7.149  358.30   687  79.9
District of Columbia           $688,920      2    0.14      $344,460   7.105  358.00   673  80.0
Florida                     $26,319,253    108    5.50      $243,697   6.999  358.62   682  79.8
Georgia                      $5,483,525     25    1.15      $219,341   7.144  357.98   664  80.0
Hawaii                       $7,917,367     20    1.65      $395,868   6.777  359.10   699  80.0
Idaho                        $1,626,396      9    0.34      $180,711   6.882  358.70   674  80.0
Illinois                     $7,587,252     32    1.59      $237,102   7.197  358.93   686  79.8
Indiana                        $636,720      4    0.13      $159,180   5.839  357.47   689  80.0
Iowa                           $177,600      1    0.04      $177,600   6.250  358.00   647  80.0
Kansas                         $385,600      2    0.08      $192,800   7.397  357.94   746  80.0
Kentucky                       $233,600      1    0.05      $233,600   8.600  358.00   671  80.0
Louisiana                      $156,800      1    0.03      $156,800   9.200  358.00   643  80.0
Maryland                    $10,733,802     33    2.24      $325,267   7.011  358.85   676  79.7
Massachusetts                $2,784,375      9    0.58      $309,375   7.724  358.07   690  78.6
Michigan                     $1,203,331      5    0.25      $240,666   7.792  359.08   666  77.5
Minnesota                    $3,003,439     13    0.63      $231,034   6.816  357.87   695  80.0
Mississippi                    $207,200      1    0.04      $207,200   7.250  358.00   661  80.0
Missouri                       $884,603      7    0.18      $126,372   7.308  358.72   688  80.0
Montana                        $237,040      1    0.05      $237,040   6.500  360.00   759  79.7
Nevada                      $20,046,568     78    4.19      $257,007   6.839  358.46   683  80.0
New Hampshire                $1,077,750      4    0.23      $269,438   6.849  359.17   660  82.6
New Jersey                   $6,691,627     21    1.40      $318,649   7.293  358.63   692  79.4
New Mexico                     $737,621      4    0.15      $184,405   7.363  358.77   674  80.0
New York                    $10,056,609     28    2.10      $359,165   6.976  359.13   688  79.5
North Carolina               $1,911,425     13    0.40      $147,033   6.708  357.37   677  80.0
Ohio                         $2,221,139     11    0.46      $201,922   7.053  359.01   666  79.4
Oregon                       $5,020,623     21    1.05      $239,077   6.538  358.68   672  79.4
Pennsylvania                 $2,184,208      8    0.46      $273,026   6.151  357.96   684  80.0
South Carolina                 $208,480      1    0.04      $208,480   5.900  358.00   640  80.0
Tennessee                    $1,573,820      9    0.33      $174,869   7.177  358.89   667  80.0
Texas                        $3,869,876     22    0.81      $175,903   6.920  358.38   681  80.0
Utah                         $3,517,422     15    0.74      $234,495   7.010  358.19   669  80.0
Virginia                    $16,576,786     55    3.46      $301,396   7.277  358.48   679  79.5
Washington                  $12,448,851     49    2.60      $254,058   6.802  358.79   681  80.0
West Virginia                  $226,400      1    0.05      $226,400   7.875  358.00   712  80.0
Wyoming                        $146,400      1    0.03      $146,400   7.700  359.00   643  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                     Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $984,500      2    0.21      $492,250   5.845  358.76   769  46.0
60.01 - 65.00                  $873,446      2    0.18      $436,723   5.715  360.00   715  64.3
65.01 - 70.00                  $568,845      2    0.12      $284,423   6.417  358.56   668  69.5
70.01 - 75.00               $17,822,234     51    3.72      $349,456   7.010  358.64   678  74.7
75.01 - 80.00              $455,854,511  1,534   95.26      $297,167   6.738  358.55   686  80.0
80.01 - 85.00                $1,623,622      5    0.34      $324,724   6.118  358.02   686  84.2
85.01 - 90.00                  $829,000      2    0.17      $414,500   5.938  359.00   668  89.1
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                $2,188,692      6    0.46      $364,782   4.991  357.64   744  77.4
5.001 - 5.500               $15,387,077     47    3.22      $327,385   5.393  358.12   688  79.3
5.501 - 6.000               $72,301,843    221   15.11      $327,158   5.829  358.08   689  79.4
6.001 - 6.500              $104,842,922    351   21.91      $298,698   6.340  358.48   692  79.8
6.501 - 7.000              $153,853,463    513   32.15      $299,909   6.789  358.76   686  79.8
7.001 - 7.500               $62,715,735    225   13.11      $278,737   7.266  358.83   681  79.8
7.501 - 8.000               $42,428,438    154    8.87      $275,509   7.778  358.48   676  79.7
8.001 - 8.500               $12,983,525     44    2.71      $295,080   8.258  358.97   679  79.8
8.501 - 9.000                $6,620,790     21    1.38      $315,276   8.743  358.71   682  78.8
9.001 - 9.500                $2,124,870      6    0.44      $354,145   9.254  358.61   676  78.8
9.501 - 10.000               $2,992,406      9    0.63      $332,490   9.723  358.80   669  79.8
10.501 - 11.000                $116,398      1    0.02      $116,398  11.000  357.00   678  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                        $332,967,168  1,078   69.58      $308,875   6.713  358.55   686  79.8
PUD                         $93,344,977    338   19.51      $276,169   6.762  358.42   683  79.8
CND                         $36,695,011    133    7.67      $275,902   6.828  358.75   694  79.0
2 FAM                       $11,906,250     34    2.49      $350,184   6.823  359.19   703  79.6
CNDP                         $2,879,704     11    0.60      $261,791   7.459  358.78   685  80.0
3 FAM                          $418,750      2    0.09      $209,375   6.653  358.44   734  59.8
MNF                            $344,298      2    0.07      $172,149   8.683  357.66   657  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                            Purpose
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
PUR                        $431,599,734  1,474   90.19      $292,809   6.770  358.58   687  79.8
RCO                         $42,177,873    111    8.81      $379,981   6.443  358.46   677  78.7
RNC                          $4,778,552     13    1.00      $367,581   6.659  357.72   675  80.3
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                         $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                  $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME              $272,382,066    900   56.92      $302,647   7.054  358.59   689  79.7
FULL                       $206,174,093    698   43.08      $295,378   6.326  358.51   682  79.7
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                    $1,189,070      5    0.25      $237,814   6.789  358.94   807  80.0
781 - 800                    $7,599,939     23    1.59      $330,432   6.603  358.74   790  79.9
761 - 780                   $21,093,709     66    4.41      $319,602   6.544  358.88   771  78.4
741 - 760                   $20,337,516     68    4.25      $299,081   6.524  358.64   749  80.0
721 - 740                   $36,944,626    119    7.72      $310,459   6.525  358.39   731  79.6
701 - 720                   $44,971,135    156    9.40      $288,277   6.744  358.67   709  79.9
681 - 700                   $86,660,773    282   18.11      $307,308   6.708  358.53   690  79.7
661 - 680                  $122,827,713    415   25.67      $295,970   6.766  358.50   670  79.7
641 - 660                  $128,881,975    437   26.93      $294,924   6.877  358.55   651  79.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
621 - 640                    $8,049,704     27    1.68      $298,137   6.652  358.73   640  79.7
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Grade
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
A                          $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
                        0   $85,908,233    279   17.95      $307,915   7.422  358.62   686  79.7
                       12   $30,732,495     96    6.42      $320,130   7.190  358.40   682  79.5
                       24  $236,034,818    774   49.32      $304,955   6.572  358.54   686  79.8
                       30      $152,072      1    0.03      $152,072   6.850  358.00   683  80.0
                       36  $107,923,352    373   22.55      $289,339   6.499  358.56   689  79.8
                       60   $17,805,188     75    3.72      $237,403   6.366  358.78   680  77.7
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Months to Roll                     (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
13 - 18        18            $3,875,045      9    0.86      $430,561   6.622  354.00   684  80.0
19 - 24        23          $269,347,073    876   59.62      $307,474   6.710  358.62   687  79.8
25 - 31        30            $2,916,760      9    0.65      $324,084   6.252  353.86   684  79.9
32 - 37        35          $175,236,728    604   38.79      $290,127   6.851  358.64   686  79.8
>= 38          54              $408,400      1    0.09      $408,400   5.750  354.00   682  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $478,556,159  1,598  100.00      $299,472   6.740  358.56   686  79.7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Margin                          (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                  $378,497      2    0.08      $189,249   5.735  358.00   695  80.0
4.001 - 5.000               $15,093,093     48    3.34      $314,439   5.738  356.49   701  79.2
5.001 - 6.000



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Margin                          (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 7.000              $218,749,879    722   48.42      $302,978   6.741  358.68   690  79.9
7.001 - 8.000               $83,113,587    301   18.40      $276,125   7.444  358.83   680  79.9
8.001 - 9.000               $15,405,558     48    3.41      $320,949   8.250  358.94   679  79.7
9.001 - 10.000                 $722,013      4    0.16      $180,503   9.208  359.08   703  80.0
----------------------------------------------------------------------------------------------------------------------------------
6.534                      $451,784,005  1,499  100.00      $301,390   6.760  358.55   686  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                      (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                $601,592      2    0.13      $300,796   4.981  356.16   732  80.0
11.001 - 11.500              $3,097,460     13    0.69      $238,266   5.365  357.74   707  80.0
11.501 - 12.000             $15,249,830     48    3.38      $317,705   5.742  356.83   699  79.6
12.001 - 12.500             $24,507,457     80    5.42      $306,343   5.873  357.80   687  79.5
12.501 - 13.000             $68,777,134    225   15.22      $305,676   6.114  358.24   686  80.0
13.001 - 13.500             $94,471,566    313   20.91      $301,826   6.453  358.56   691  79.8
13.501 - 14.000            $143,348,834    461   31.73      $310,952   6.881  358.78   686  79.8
14.001 - 14.500             $52,772,465    185   11.68      $285,257   7.317  359.03   681  79.8
14.501 - 15.000             $28,430,790    106    6.29      $268,215   7.788  358.69   678  79.6
15.001 - 15.500              $9,440,405     32    2.09      $295,013   8.267  359.16   684  79.8
15.501 - 16.000              $6,348,790     20    1.41      $317,440   8.738  358.70   684  78.7
16.001 - 16.500              $1,776,870      5    0.39      $355,374   9.246  358.73   683  78.6
16.501 - 17.000              $2,844,415      8    0.63      $355,552   9.715  358.84   670  79.8
17.501 - 18.000                $116,398      1    0.03      $116,398  11.000  357.00   678  80.0
----------------------------------------------------------------------------------------------------------------------------------
13.589                     $451,784,005  1,499  100.00      $301,390   6.760  358.55   686  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                  Initial Periodic Rate Cap                     (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
0.750                          $236,000      1    0.05      $236,000   6.050  359.00   664  80.0
1.500                      $363,038,455  1,176   80.36      $308,706   6.759  358.77   687  79.7
2.000                        $6,712,194     24    1.49      $279,675   6.574  358.05   708  80.0
3.000                       $81,661,356    297   18.08      $274,954   6.778  357.61   684  79.9
5.000                          $136,000      1    0.03      $136,000   7.875  359.00   732  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $451,784,005  1,499  100.00      $301,390   6.760  358.55   686  79.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                Subsequent Periodic Rate Cap                    (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
0.750                          $236,000      1    0.05      $236,000   6.050  359.00   664  80.0
1.000                       $83,138,819    298   18.40      $278,989   6.765  357.65   687  79.9
1.500                      $368,087,766  1,198   81.47      $307,252   6.759  358.76   686  79.7
2.000                          $198,320      1    0.04      $198,320   7.200  357.00   680  80.0
3.000                          $123,100      1    0.03      $123,100   6.625  360.00   689  79.9
----------------------------------------------------------------------------------------------------------------------------------
                           $451,784,005  1,499  100.00      $301,390   6.760  358.55   686  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Lifetime Rate Floor                    (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                  $251,920      1    0.06      $251,920   7.375  357.00   649  80.0
4.001 - 5.000                $4,175,184     14    0.92      $298,227   5.213  357.28   728  78.6
5.001 - 6.000               $78,603,187    242   17.40      $324,807   5.777  358.04   688  79.8
6.001 - 7.000              $244,661,871    808   54.15      $302,799   6.622  358.64   689  79.8
7.001 - 8.000              $100,092,445    356   22.15      $281,159   7.477  358.71   679  79.8
8.001 - 9.000               $19,261,715     64    4.26      $300,964   8.427  358.92   680  79.5
9.001 - 10.000               $4,621,285     13    1.02      $355,483   9.534  358.80   675  79.3
> 10.000                       $116,398      1    0.03      $116,398  11.000  357.00   678  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $451,784,005  1,499  100.00      $301,390   6.760  358.55   686  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                               Next Interest Adjustment Date                    (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
05/07                        $3,875,045      9    0.86      $430,561   6.622  354.00   684  80.0
06/07                        $6,858,240     16    1.52      $428,640   6.478  355.00   677  80.3
07/07                        $5,340,319     16    1.18      $333,770   6.429  356.00   688  80.0
08/07                       $18,233,027     63    4.04      $289,413   6.430  357.01   684  79.8
09/07                       $80,455,695    264   17.81      $304,756   6.548  358.00   684  79.8
10/07                      $100,627,628    339   22.27      $296,837   6.819  359.00   691  79.6
11/07                       $55,317,324    172   12.24      $321,612   6.903  360.00   687  79.9
12/07                        $2,745,483      7    0.61      $392,212   6.430  359.08   696  80.0
01/08                          $173,460      1    0.04      $173,460   5.950  350.00   703  80.0
04/08                          $399,900      1    0.09      $399,900   5.900  353.00   723  80.0
05/08                          $283,161      1    0.06      $283,161   6.250  354.00   694  80.0
06/08                        $1,829,596      5    0.40      $365,919   6.439  355.00   674  79.8
07/08                        $3,987,311     11    0.88      $362,483   6.634  356.00   684  80.0
08/08                       $13,168,796     44    2.91      $299,291   6.697  357.00   676  79.9
09/08                       $57,185,394    208   12.66      $274,930   6.795  358.00   686  79.8
10/08                       $69,476,212    244   15.38      $284,739   6.963  359.00   687  79.8
11/08                       $31,419,015     97    6.95      $323,907   6.796  360.00   687  79.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 8 of 9             11/15/2005 5:06:35 PM


[LOGO OMITTED] Countrywide                                                                             Computational Materials For
--------------------------
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-AB4
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




                                                   Group 2 (Silent Seconds)
                                                ARM and Fixed    $478,556,159
                                                       Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date                   (Excludes 99 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF       AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL       BALANCE     WAC    TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
05/10                          $408,400      1    0.09      $408,400   5.750  354.00   682  80.0
----------------------------------------------------------------------------------------------------------------------------------
                           $451,784,005  1,499  100.00      $301,390   6.760  358.55   686  79.8
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 9 of 9             11/15/2005 5:06:35 PM